PURCHASE AGREEMENT
                               ------------------


          THIS PURCHASE AGREEMENT ("Agreement") is made as of the 8th day of July, 2005 by and among LocatePLUS Holdings Corporation, a Delaware corporation (the "Company"), and the Investors set forth on the signature pages affixed hereto (each an "Investor" and collectively the "Investors").

                                    RECITALS

          A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the 1933 Act; and

          B. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, (i) an aggregate of $8,000,000 in aggregate face amount of the Company's 3% Senior Convertible Notes in the form attached hereto as Exhibit A (the "Notes"), which Notes are convertible into shares of the Company's Common Stock at a conversion price of $0.10 per share, and (ii) warrants to purchase an aggregate of 32,000,000 shares of Common Stock (subject to adjustment) at an exercise price of $0.15 per share (subject to adjustment) in the form attached hereto as Exhibit B (the "Warrants"); and

     C. Contemporaneous with the sale of the Notes and the Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

          In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Definitions.  In addition to those terms defined above and elsewhere
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in this Agreement, for the purposes of this Agreement, the following terms shall have  the  meanings  set  forth  below:

          "Affiliate"  means, with respect to any Person, any other Person which
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directly  or  indirectly  through  one  or  more  intermediaries  Controls,  is controlled  by,  or  is  under  common  control  with,  such  Person.

          "Business  Day" means a day, other than a Saturday or Sunday, on which
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banks  in  New  York  City  are  open  for  the general transaction of business.

          "Common  Stock"  shall  mean  (i)  prior  to  the  consummation of the
           -------------
Recapitalization, the Class A Voting Common Stock, par value $0.01 per share, of the Company; provided, however, that if, upon conversion of the Notes or the exercise of the Warrants, as the case may be, the authorized but unissued shares of Class A Voting Common Stock are not sufficient to permit the full conversion of the Notes and the full exercise of the Warrants, then the term "Common Stock" shall mean such shares of Class A Voting Common Stock as are then available for issuance plus such number of shares of Class B Nonvoting Common Stock as shall permit the full conversion of the Notes and the full exercise of the Warrants and (ii) from and after the effective time of the Recapitalization, the Recapitalization Stock.

          "Company's  Knowledge"  means  the  actual  knowledge of the executive
           --------------------
officers (as defined in Rule 405 under the 1933 Act) of the Company, after due inquiry.

          "Confidential  Information"  means  trade  secrets,  confidential
           -------------------------
information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

          "Control"  (including  the  terms  "controlling",  "controlled  by" or
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"under  common  control  with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Conversion Shares" means the shares of Common Stock issuable upon the
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conversion  of  the  Notes.

          "Effective  Date"  means  the  date  on which the initial Registration
           ---------------
Statement  is  declared  effective  by  the  SEC.

          "Effectiveness  Deadline"  means  the  date  on  which  the  initial
           -----------------------
Registration Statement is required to be declared effective by the SEC under the terms of the Registration Rights Agreement.

          "Intellectual  Property"  means  all  of  the  following: (i) patents,
           ----------------------
patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing;
(iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

          "Material  Adverse  Effect" means a material adverse effect on (i) the
           -------------------------
assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or
(ii) the ability of the Company to perform its obligations under the Transaction Documents.

          "Person"  means  an  individual,  corporation,  partnership,  limited
           ------
liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

          "Purchase  Price"  means  Eight  Million  Dollars  ($8,000,000).
           ---------------

          "Recapitalization"  shall  mean  (i)  the  recapitalization  of  each
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outstanding  share of the Company's Class A Voting Common Stock, par value $0.01 per share, and the Company's Class B Nonvoting Common Stock, par value $0.01 per share, into one share of a single class of voting common stock and (ii) a one-for-fifty reverse split of the Common Stock.

          "Recapitalization  Stock" shall mean the common stock, par value $0.01
           -----------------------
per  share,  of  the  Company  after  giving  effect  to  the  Recapitalization.

          "Required  Investors"  shall  mean the Investors purchasing at least a
           -------------------
majority  in  aggregate  principal  amount  of  the  Notes  hereunder.

          "SEC  Filings"  has  the  meaning  set  forth  in  Section  4.6.
           ------------

          "Registration Statement" has the meaning set forth in the Registration
           ----------------------
Rights  Agreement.

          "Securities"  means the Notes, the Warrants, the Conversion Shares and
           ----------
the  Warrant  Shares.

          "Subsidiary"  of  any  Person  means  another Person, an amount of the
           ----------
voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

          "Transaction Documents" means this Agreement, the Notes, the Warrants,
           ---------------------
the  Registration  Rights  Agreement  and  the  Voting  Agreement.

          "Voting  Agreement"  means  the  voting  agreement  to be entered into
           -----------------
between the Company, the Investors and Jon R. Latorella, in the form attached hereto as Exhibit D.

          "Warrant  Shares"  means  the shares of Common Stock issuable upon the
           ---------------
exercise  of  the  Warrants.

          "1933  Act"  means  the  Securities  Act  of  1933, as amended, or any
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successor  statute,  and  the  rules  and  regulations  promulgated  thereunder.

          "1934  Act"  means the Securities Exchange Act of 1934, as amended, or
           ---------
any  successor  statute,  and  the rules and regulations promulgated thereunder.

     2.     Purchase  and  Sale of the Notes and Warrants.  Subject to the terms
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and  conditions  of  this  Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Notes and Warrants in the respective amounts set forth opposite the Investors' names on the signature pages attached hereto in exchange for the Purchase Price as specified in Section 3 below.

     3.     Closing.  Upon  confirmation  that  the  other conditions to closing
            -------
specified herein have been satisfied or duly waived by the Investors, the Company shall deliver to Lowenstein Sandler PC, in trust, the Notes and the Warrants, with instructions that such certificates are to be held for release to the Investors only upon payment in full of the Purchase Price to the Company by all the Investors. Upon such receipt by Lowenstein Sandler PC of the Notes and the Warrants, each Investor shall promptly, but no more than one Business Day thereafter, cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing such Investor's pro rata portion of the Purchase Price as set forth on the signature pages to this Agreement. On the date the Company receives the Purchase Price (the "Closing Date"), the Notes and the Warrants shall be released to the Investors (the "Closing"). The Closing of the purchase and sale of the Notes and Warrants shall take place at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, or at such other location and on such other date as the Company and the Investors shall mutually agree.

     4.     Representations  and  Warranties of the Company.  The Company hereby
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represents  and  warrants  to  the  Investors  that,  except as set forth in the schedules  delivered  herewith  (collectively,  the  "Disclosure  Schedules"):

          4.  1     Organization,  Good Standing and Qualification.  Each of the
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Company  and  its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect. The Company's Subsidiaries are listed on
Schedule  4.1  hereto.
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          4.2     Authorization.  The  Company has full power and authority and,
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except  for approval of the Recapitalization by its stockholders as contemplated in Section 7.9, has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and
(iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally. The Board of Directors of the Company has (i) approved the specific terms of the Recapitalization, (ii) determined that the Recapitalization is advisable and in the best interests of the Company and its stockholders, (iii) recommended that the stockholders approve the Recapitalization (the "Company Board Recommendation") and (iv) resolved to submit the Recapitalization for approval by the stockholders at the Stockholders Meeting (as defined in Section 7.9 below).

          4.3     Capitalization.  Schedule  4.3  sets  forth (a) the authorized
                  --------------   -------------
capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. Except as described on Schedule 4.3, all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable state and federal securities law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no lien, encumbrance or other adverse claim. Except as described on Schedule 4.3, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described on Schedule 4.3 and except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described on
Schedule 4.3 and except as provided in the Registration Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

          Except as described on Schedule 4.3, the issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

          Except as described on Schedule 4.3, the Company does not have outstanding stockholder purchase rights or "poison pill" or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

          4.4     Valid  Issuance.  The Conversion Shares and the Warrant Shares
                  ---------------
have been duly and validly authorized. Upon the due conversion of the Notes, the Conversion Shares will be validly issued, fully paid and nonassessable, shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Warrants have been duly and validly authorized. Upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the conversion of the Notes and the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors.

          4.5     Consents.  Except  for approval of the Recapitalization by its
                  --------
stockholders as contemplated in Section 7.9, the execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of each Investor set forth in
Section 5 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Conversion Shares upon due conversion of the Notes, (iii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iv) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other "poison pill" arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company's Certificate of Incorporation or By-laws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

          4.6     Delivery  of  SEC  Filings;  Business.  The  Company  has made
                  -------------------------------------
available to the Investors through the EDGAR system, true and complete copies of the Company's most recent Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (as amended as of the date hereof, the "10-KSB"), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-KSB and prior to the date hereof (collectively, the "SEC Filings"). The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company and its Subsidiaries are engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

          4.7     Use  of  Proceeds.  The  net proceeds of the sale of the Notes
                  -----------------
and the Warrants hereunder shall be used by the Company to repay indebtedness and for working capital and general corporate purposes.

          4.8     No  Material  Adverse Change.  Since December 31, 2004, except
                  ----------------------------
for the Recapitalization and except as identified and described in the SEC Filings or as described on Schedule 4.8, there has not been:
                                -------------

               (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005, except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

               (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

               (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

               (iv) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

               (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

               (vi) any change or amendment to the Company's Certificate of Incorporation or by-laws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

               (vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

               (viii) any material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

               (ix) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

               (x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

               (xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.


          4.9     SEC  Filings.  At  the time of filing thereof, the SEC Filings
                  ------------
complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          4.10 No Conflict, Breach, Violation or Default. Subject to the approval of the Recapitalization by its stockholders as contemplated in Section 7.9, the execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation or the Company's Bylaws, both as in effect on the date hereof (copies of which are available to the Investors through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject which, in the case of this clause (ii) only would be reasonably likely to have a Material Adverse Effect.

          4.11     Tax  Matters.  Except  as  described in the SEC Filings or as
                   ------------
described  in Schedule 4.11, the Company and each Subsidiary has timely prepared
              -------------
and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company's
Knowledge,  threatened  against  the  Company  or any Subsidiary or any of their respective  assets or property.  Except as described on Schedule 4.11, there are
                                                        -------------
no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

          4.12     Title  to Properties.  Except as disclosed in the SEC Filings
                   --------------------
or  as  described on Schedule 4.12, the Company and each Subsidiary has good and
                     -------------
marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

          4.13     Certificates,  Authorities and Permits.  The Company and each
                   --------------------------------------
Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

          4.14     Labor  Matters.

          (a) Except as set forth onSchedule 4.14, the Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees' health, safety, welfare, wages and hours.

          (b) (i) There are no labor disputes existing, or to the Company's Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company's employees, (ii) there are no unfair labor practices or petitions for election pending or, to the Company's Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the Company's employees, (iii) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company and (iv) to the Company's Knowledge, the Company enjoys good labor and employee relations with its employees and labor organizations.

          (c) The Company is, and at all times has been, in compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization. There are no claims pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. 1981 or 1983 or any other federal, state or local Law, statute or ordinance barring discrimination in employment.

          (d) Except as disclosed in the SEC Filings or as described onSchedule 4.14, the Company is not a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any "excess parachute payment," as defined in Section 2806(b) of the Internal Revenue Code.

          (e) Except as specified inSchedule 4.14, to the Company's Knowledge, each of the Company's employees is a Person who is either a United States citizen or a permanent resident entitled to work in the United States. To the Company's Knowledge, the Company has no liability for the improper classification by the Company of such employees as independent contractors or leased employees.

          4.15     Intellectual  Property.
                   ----------------------

               (a) All Intellectual Property of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company's
Knowledge, no such action is threatened. No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

               (b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and, to the Company's Knowledge, there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

               (c) The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company's and its Subsidiaries' properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company's and its Subsidiaries' businesses.

               (d) To the Company's Knowledge, the conduct of the Company's and its Subsidiaries' businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company's Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company's Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries and the Company's and its Subsidiaries' use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company's Knowledge, there is no valid basis for the same.

               (e) The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

               (f) The Company and its Subsidiaries have taken reasonable steps to protect the Company's and its Subsidiaries' rights in their Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company's standard forms thereof. Except under confidentiality obligations, to the Company's Knowledge, there has been no material disclosure of any of the Company's or its Subsidiaries' Confidential Information to any third party.

          4.16     Environmental  Matters.  To  the Company's Knowledge, neither
                   ----------------------
the Company nor any Subsidiary (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), (ii) owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company's Knowledge, threatened investigation that might lead to such a claim.

          4.17     Litigation.  Except  as described on Schedule 4.17, there are
                   ----------                           -------------
no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and, to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.

          4.18     Financial  Statements.  The  financial statements included in
                   ---------------------
each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-QSB under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof or as described on Schedule 4.18, neither
                                                          -------------
the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

          4.19     Insurance  Coverage.  The  Company  and  each  Subsidiary
                   -------------------
maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

          4.20     Brokers and Finders.  No Person will have, as a result of the
                   -------------------
transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or any Subsidiary for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than as described in Schedule 4.20.
               --------------

          4.21     No Directed Selling Efforts or General Solicitation.  Neither
                   ---------------------------------------------------
the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

          4.22     No  Integrated  Offering.  Neither the Company nor any of its
                   ------------------------
Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

          4.23     Private  Placement.  Assuming  the  accuracy  of  the
                   ------------------
representations and warranties set forth in Section 5 hereto, the offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

          4.24     Questionable  Payments.  Neither  the  Company nor any of its
                   ----------------------
Subsidiaries nor, to the Company's Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any

Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets;
(d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

          4.25     Transactions with Affiliates.  Except as disclosed in the SEC
                   ----------------------------
Filings  or  as disclosed on Schedule 4.25, none of the officers or directors of
                             -------------
the Company and, to the Company's Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company's Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          4.26 Internal Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Companyand the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company's
Knowledge, in other factors that could significantly affect the Company's internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

          4.27     Disclosures.  Neither  the  Company  nor any Person acting on
                   -----------
its behalf has provided the Investors or their agents or counsel with any information that constitutes or might constitute material, non-public information. The written materials delivered to the Investors in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          4.28     No  Other  Representations and Warranties.  The Company shall
                   -----------------------------------------
not be deemed to have made to the Investors any representation or warranty other than as expressly made by the Company in this Section 4.

     5.     Representations  and  Warranties  of  the  Investors.  Each  of  the
            ----------------------------------------------------
Investors hereby severally, and not jointly, represents and warrants to the Company that:

          5.1     Organization  and  Existence.  Such  Investor  is  a  duly
                  ----------------------------
organized, validly existing corporation, limited partnership or limited liability company in good standing under the laws of its jurisdiction of organization and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

          5.2     Authorization.  The  execution,  delivery  and  performance by
                  -------------
such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

          5.3     Purchase  Entirely  for  Own  Account.  The  Securities  to be
                  -------------------------------------
received by such Investor hereunder will be acquired for such Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

          5.4     Investment Experience.  Such Investor acknowledges that it can
                  ---------------------
bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

          5.5     Disclosure  of  Information.  Such  Investor  has  had  an
                  ---------------------------
opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Investor acknowledges receipt of copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor's right to rely on the Company's representations and warranties contained in this Agreement.

          5.6     Restricted  Securities.  Such  Investor  understands  that the
                  ----------------------
Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

          5.7     Legends.  It  is  understood  that,  except as provided below,
                  -------
certificates evidencing the Securities may bear the following or any similar legend:

               (a) "The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws."

               (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

          5.8     Accredited  Investor.  Such Investor is an accredited investor
                  --------------------
as  defined  in  Rule  501(a)  of  Regulation D, as amended, under the 1933 Act.

          5.9     No  General  Solicitation.  Such Investor did not learn of the
                  -------------------------
investment in the Securities as a result of any public advertising or general solicitation.

          5.10     Brokers and Finders.  No Person will have, as a result of the
                   -------------------
transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

          5.11     Prohibited  Transactions.  During  the  last thirty (30) days
                   ------------------------
prior to the date hereof, neither such Investor nor any Affiliate of such Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor's investments or trading or information concerning such Investor's investments, including in respect of the Securities, or (z) is subject to such Investor's review or input concerning such Affiliate's investments or trading (collectively, "Trading Affiliates") has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a "Prohibited Transaction"). Prior to the earliest to occur of (i) the termination of this Agreement, (ii) the Effective Date or (iii) the Effectiveness Deadline, such Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. Such Investor acknowledges that the representations, warranties and covenants contained in this Section
5.11 are being made for the benefit of the Investors as well as the Company and that each of the other Investors shall have an independent right to assert any claims against such Investor arising out of any breach or violation of the provisions of this Section 5.11.

     6.  Conditions  to  Closing.
         -----------------------

          6.1     Conditions  to  the  Investors' Obligations. The obligation of
                  -------------------------------------------
each Investor to purchase the Notes and the Warrants at the Closing is subject to the fulfillment to such Investor's satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

               (a)     The representations and warranties made by the Company in
Section 4 hereof qualified as to materiality shall be true and correct at all times from and after the date hereof through the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times from and after the date hereof through the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

               (b) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers (excluding approval of the Recapitalization by its stockholders)necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

               (c) The Company shall have executed and delivered the Registration Rights Agreement.

               (d) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, in each case enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

               (e) The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d) and (i) of this Section 6.1.

               (f) The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents, the issuance of the Securities and the Recapitalization, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

               (g) The Investors shall have received an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP, special counsel to the Company, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors and addressing such legal matters as the Investors may reasonably request.

               (h) The Company shall have delivered a counterpart of the Voting Agreement executed on behalf of the Company and Jon R. Latorella.

               (i) No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

          6.2     Conditions  to  Obligations  of  the  Company.  The  Company's
                  ---------------------------------------------
obligation to sell and issue the Shares and the Warrants at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the
Company:

               (a) The representations and warranties made by the Investors in Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 (the "Investment
Representations"), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

               (b) The Investors shall have executed and delivered the Registration Rights Agreement.

               (c) The Investors shall have delivered the Purchase Price to the Company.

          6.3     Termination  of  Obligations  to  Effect  Closing;  Effects.
                  -----------------------------------------------------------

               (a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

                    (i) Upon the mutual written consent of the Company and the Investors;

                    (ii) By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

                    (iii) By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by such Investor; or

                    (iv) By either the Company or any Investor (with respect to itself only) if the Closing has not occurred on or prior to July 15, 2005;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing.

          (b) In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other Investors and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

     7.     Covenants  and  Agreements  of  the  Company.
            --------------------------------------------

          7.1     Reservation  of  Common Stock.  The Company shall at all times
                  -----------------------------
reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the conversion of the Notes and the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the issuance of the Conversion Shares and the Warrant Shares pursuant to the Transaction Documents in accordance with their respective terms.

          7.2     [Reserved]

          7.3     No  Conflicting  Agreements.  The  Company  will  not take any
                  ---------------------------
action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company's obligations to the Investors under the Transaction Documents.

          7.4     Insurance.  The  Company  shall  not  materially  reduce  the
                  ---------
insurance  coverages  described  in  Section  4.19.

          7.5     Compliance with Laws.  The Company will comply in all material
                  --------------------
respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

          7.6     Listing  of  Underlying  Shares  and  Related Matters.  If the
                  -----------------------------------------------------
Company applies to have its Common Stock or other securities traded on any principal stock exchange or market, it shall include in such application the Conversion Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on such principal stock exchange or market and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

          7.7     Termination  of  Covenants.  The  provisions  of  Sections 7.2
                  --------------------------
through 7.5 shall terminate and be of no further force and effect on the date on which the Company's obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

          7.8     Removal  of Legends.  Upon the earlier of (i) registration for
                  -------------------
resale pursuant to the Registration Rights Agreement and receipt by the Company of the Investor's written confirmation that such Securities will not be disposed of except in compliance with the prospectus delivery requirements of the 1933 Act or (ii) Rule 144(k) becoming available the Company shall, upon an Investor's written request, promptly cause certificates evidencing the Investor's Securities to be replaced with certificates which do not bear such restrictive legends, and Conversion Shares subsequently issued upon due conversion of the Notes and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause
(i) or clause (ii) above, as applicable, are satisfied with respect to such Conversion Shares and Warrant Shares. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within three (3) Business Days of submission by that Investor of legended certificate(s) to the Company's transfer agent together with a representation letter in customary form, the Company shall be liable to the Investor for liquidated damages in an amount equal to 1.5% of the aggregate purchase price of the Securities evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Business Day that the unlegended certificates have not been so delivered.

          7.9 Proxy Statement; Stockholders Meeting. (a) Promptly following the Closing Date the Company shall take all action necessary to call a meeting of its stockholders

(the "Stockholders Meeting"), which shall occur not later than 120 days after the Closing Date (the "Stockholders Meeting Deadline"), for the purpose of seeking approval of the Company's stockholders for the Recapitalization (the "Proposal"). In connection therewith, the Company will promptly prepare and file with the SEC proxy materials (including a proxy statement and form of proxy) for use at the Stockholders Meeting and, after receiving and promptly responding to any comments of the SEC thereon, shall promptly mail such proxy materials to the stockholders of the Company. Each Investor shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement. The Company will comply with Section 14(a) of the 1934 Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the "Proxy Statement") and any form of proxy to be sent to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date that the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Stockholders Meeting which has become false or misleading. If the Company should discover at any time prior to the Stockholders Meeting, any event relating to the Company or any of its Subsidiaries or any of their respective affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Proxy Statement, in addition to the Company's obligations under the 1934 Act, the Company will promptly inform the Investors thereof.

          (b) The Company shall include the Company Board Recommendation in the Proxy Statement and take all commercially reasonable action (including, without limitation, the hiring of a proxy solicitation firm of nationally recognized standing) to solicit the approval of the stockholders for the Proposal unless the Board of Directors shall have modified, amended or withdrawn the Company Board Recommendation pursuant to the provisions of the immediately succeeding sentence. The Company covenants that the Board of Directors of the Company shall not modify, amend or withdraw the Company Board Recommendation unless the Board of Directors (after consultation with the Company's outside counsel) shall determine in the good faith exercise of its business judgment that maintaining the Company Board Recommendation would violate its fiduciary duty to the Company's stockholders. Whether or not the Company's Board of Directors modifies, amends or withdraws the Company Board Recommendation pursuant to the immediately preceding sentence, the Company shall in accordance with Section 146 of the Delaware General Corporation Law and the provisions of its Certificate of Incorporation and Bylaws, (i) take all action necessary to convene the Stockholders Meeting as promptly as practicable, but no later than the Stockholders Meeting Deadline, to consider and vote upon the approval of the Proposal and (ii) submit the Proposal at the Stockholders Meeting to the stockholders of the Company for their approval.

     8.     Survival  and  Indemnification.
            ------------------------------

          8.1  Survival.  The  representations,  warranties,  covenants  and
               --------
agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

               8.2  Indemnification.  The  Company  agrees to indemnify and hold
                    ---------------
harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

          8.3  Conduct  of  Indemnification Proceedings.  Promptly after receipt
               ----------------------------------------
by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided,
                                                                       --------
however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

     9.     Miscellaneous.
            -------------

          9.1     Successors and Assigns.  This Agreement may not be assigned by
                  ----------------------
a party hereto without the prior written consent of the Company or the Required Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company; provided, that no such assignment or obligation shall limit the obligations of such Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          9.2     Counterparts; Faxes.  This Agreement may be executed in two or
                  -------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

          9.3     Titles  and  Subtitles.  The titles and subtitles used in this
                  ----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          9.4     Notices.  Unless  otherwise  provided,  any notice required or
                  -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

               If  to  the  Company:

LocatePLUS  Holdings  Corporation
100  Cummings  Center,  Suite  235M
Beverly,  Massachusetts  01915
Attention:  Chief  Financial  Officer
Fax:  (978)  524-8887

               With  a  copy  to:

Kirkpatrick  &  Lockhart  Nicholson  Graham  LLP
75  State  Street
Boston,  MA  02109
Attn:  Michael  A.  Hickey,  Esq.
Fax:  (617)  261-3175

               If  to  the  Investors:

to  the  addresses  set  forth  on  the  signature  pages  hereto.

          9.5     Expenses.  The  parties  hereto  shall pay their own costs and
                  --------
expenses in connection herewith, except that the Company shall pay the fees and expenses of Lowenstein Sandler PC not to exceed $35,000. Such expenses shall be paid not later than the Closing. The Company shall reimburse the Investors upon demand for all reasonable out-of-pocket expenses incurred by the Investors, including without limitation reimbursement of attorneys' fees and disbursements, in connection with any amendment, modification or waiver of this Agreement or the other Transaction Documents requested by the Company. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

          9.6     Amendments  and  Waivers.  Any  term  of this Agreement may be
                  ------------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

          9.7     Publicity.  Except  as  set  forth below, no public release or
                  ---------
announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance. By 8:30 a.m. (New York
City time) on the trading day immediately following the Closing Date, the Company shall issue a press release disclosing the consummation of the transactions contemplated by this Agreement. No later than the third trading day following the Closing Date, the Company will file a Current Report on Form
8-K attaching the press release described in the foregoing sentence as well as copies of the Transaction Documents. In addition, the Company will make such other filings and notices in the manner and time required by the SEC. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the SEC (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the 1934 Act) or any regulatory agency, without the prior written consent of such Investor, except to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure.

          9.8     Severability.  Any  provision  of  this  Agreement  that  is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

          9.9     Entire  Agreement.  This  Agreement  (including the Disclosure
                  -----------------
Schedules and the Exhibits hereto) and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

          9.10     Further  Assurances.  The  parties  shall execute and deliver
                   -------------------
all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

          9.11     Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
                   ------------------------------------------------------------
This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

          9.12 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other
Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.
                            [signature pages follow]

          IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The  Company:                    LOCATEPLUS  HOLDINGS  CORPORATION



                         By:_________________________
                         Name:
                         Title:

     -  3  -
BOS-874376  v10
                               PURCHASE AGREEMENT
                                (the "Agreement")

                            dated as of July 8, 2005


                                 by and between


                         LOCATEPLUS HOLDINGS CORPORATION
                                 (the "Company")


                                       and

                                  THE INVESTORS
                set forth on the signature pages affixed thereto
             (each an "Investor" and collectively the "Investors").


This Disclosure Schedule is furnished by the Company to the Investors as of the date hereof pursuant to and as part of the Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement. This Disclosure Schedule relates to certain matters concerning the disclosures required and transactions contemplated by the Agreement. This Disclosure
Schedule is qualified in its entirety by the Agreement and shall not be construed as indicating that such matter is required to be disclosed, nor shall any disclosure be construed as an admission that such information is material with respect to the Company, or any division, unit or Subsidiary of the Company, except to the extent required by the Agreement. Any reference to a contract, statement, plan, report or other document of any kind in this Disclosure Schedule shall be deemed to be full disclosure of all the written terms of such writing in the form delivered to the Investors (excluding any amendments, modifications, waivers, variances or agreed upon courses of dealing not specifically referenced herein for such writing), and, except to the extent expressly required in the Agreement, it shall not be necessary to identify or reference specific provisions of such documents in order to make full disclosure. Headings are for reference only and shall not be construed to affect the meaning or construction of the disclosure made in this Disclosure Schedule.

                                                                    SCHEDULE 4.1

                  ORGANIZATION, GOOD STANDING AND QUALIFICATION
                  ---------------------------------------------

Subsidiaries  of  LocatePLUS  Holdings  Corporation.

- LocatePLUS Corporation, is presently located in Beverly, Massachusetts
-     Worldwide  Information,  Inc.,  is  presently  located  in  Byfield,
Massachusetts
-     Dataphant,  Inc.,  is  located  in  Austin,  Texas
- Certifion Corporation, (which does business under the name "Entersect"), is located in Santa Ana,California
-     Metrigenics  Corporation  is  located  in  Rochester,  New  York

                                                                    SCHEDULE 4.3

                                 CAPITALIZATION
                                 --------------



                Issued and                      Issuable        Reserved
                                                 pursuant          for
Security . . .  Authorized   Outstanding        to stock plans  issuance
                -----------  -----------------  --------------  ----------
Class A Voting
Common . . . .  150,000,000        106,762,681      27,041,304  15,650,989
--------------  -----------  -----------------  --------------  ----------
Class B Non-
Voting Common.  250,000,000         74,499,178       5,700,000  23,735,875
--------------  -----------  -----------------  --------------  ----------


Pursuant to an Investment Agreement with Dutchess Private Equities, L.P., dated August 5, 2003, the Company reserved 20,000,000 shares of its Class A Voting Common Stock for issuance under such agreement. As of the date hereof, there remains 695,752 shares reserved pursuant to the agreement.

The Company has reserved 15,000,000 shares of its Class A Common Stock for issuance pursuant to the its Amended and Restated Incentive and Non-qualified Stock Option Plan, dated November 16, 1999 and approved by the Company's stockholders on November 18, 1999. As of the date hereof, 7,041,304 shares remain available for option grants under the plan.

The Company has reserved 25,000,000 shares of its Class A Common Stock and 25,000,000 shares of its Class B Common Stock are reserved for issuance pursuant to its Incentive and Non-qualified Stock Option Plan, dated March 28, 2003 and approved by the Company's stockholders May 29, 2003. As of the date hereof, 20,000,000 shares remain available for option grants under the plan.



WARRANTS  AND  REGISTRATION  RIGHTS

WARRANTS - CL A                 NUMBER    Exercise                           Right
                               ---------  --------  --------------------------------------------------------
Russo, Steven . . . . . . . .     50,000       .20  Piggy-Back - Subject to underwriter restriction
                               ---------  --------  --------------------------------------------------------
Jenkins, Dale . . . . . . . .     35,133      1.00  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Garlock, Thomas . . . . . . .    139,041      1.00  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Spears, George. . . . . . . .     53,065      1.00  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Garlock, Thomas . . . . . . .     21,500       .27  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Spears, George. . . . . . . .     13,000       .27  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Rossi, Patrick. . . . . . . .    472,500       .16  Demand & Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Kisiel, Kevin . . . . . . . .    187,500       .16  Demand & Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Glaude, David . . . . . . . .    531,750       .16  Demand & Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Parrott, Tod. . . . . . . . .    375,000       .16  Demand & Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Para, Edward. . . . . . . . .    270,000       .16  Demand & Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------

WARRANTS - CL B
Lindae, Greg. . . . . . . . .    500,000       .10  Piggy-Back - Subject to underwriter restriction
-----------------------------
Duchesneau, David . . . . . .     25,000       .20  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Shaheen, William. . . . . . .     25,000       .20  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Cromwell, Oliver D. . . . . .     26,346       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Gushee-Molkenthin . . . . . .     26,207       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Phillips, John B. . . . . . .     77,374       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Sappin, Edward J. . . . . . .      8,736       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Lyons, Charles. . . . . . . .     12,500       .20  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Pitcher, Frederick. . . . . .     12,500       .20  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Garlock, Thomas . . . . . . .    324,581       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Spears, George. . . . . . . .     42,553       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Lindae, Greg. . . . . . . . .  1,177,680       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Garlock, Thomas . . . . . . .     35,000       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Houlihan, John. . . . . . . .     35,000       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Garlock, Thomas . . . . . . .     27,089       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Spears, George. . . . . . . .     16,889       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Scalley, Gerard . . . . . . .     35,000       .22  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Yules, Dick . . . . . . . . .     35,000       .22  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Schneider Leasing Co. . . . .     57,184       .30  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
KFT . . . . . . . . . . . . .    250,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
Volones . . . . . . . . . . .    250,000       .22  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Elliott, Bob. . . . . . . . .     12,500       .22  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Petracca, Paul. . . . . . . .  1,111,110       .27  Demand & Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Martinelli, David . . . . . .     10,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
J&J Winn Family Ltd . . . . .     50,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
David & Marlo Russo . . . . .     65,000       .10  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
Anthony Hahn. . . . . . . . .      5,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
Michael Fahey . . . . . . . .    250,000       .10  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
Ronald Feldman. . . . . . . .     10,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
Fred Harshman . . . . . . . .     10,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
Steve & Debbie Sullivan . . .     35,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
J&J Winn. . . . . . . . . . .     50,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
J&J Winn. . . . . . . . . . .    200,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
J&J Winn. . . . . . . . . . .  1,300,000       .10  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
Garlock, Thom . . . . . . . .     35,000       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Kite, Bob . . . . . . . . . .     35,000       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Houlihan, John. . . . . . . .     35,000       .15  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
vFinance Investments. . . . .     20,000     .1925  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Jonathan Rich . . . . . . . .      2,500     .1925  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Vincent Calicchia . . . . . .      2,500     .1925  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Ronald Greenspon. . . . . . .    100,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
Michael Gibbard . . . . . . .      5,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
David & Marla Russo . . . . .     25,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
Steve Russo . . . . . . . . .     55,000       .22  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
Stephen Abdo Family Trust . .     10,000       .10  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
Deveraux, Inc.. . . . . . . .    300,000       .25  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
UpFront Consulting. . . . . .    150,000       .25  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Lisa Gordon . . . . . . . . .     25,000       .25  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
R. James Consulting . . . . .     25,000       .25  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Evergreen Investment Partners    700,000       .20  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Kenzy Investment Trust. . . .    300,000       .20  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Viraj Jha . . . . . . . . . .    250,000       .22  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
J&J Winn. . . . . . . . . . .  1,000,000       .27  Demand if short form (S-3 or equivalent) is available
-----------------------------  ---------  --------  --------------------------------------------------------
Evergreen Investment Partners    300,000       .20  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Kenzy Investment Trust. . . .    400,000       .20  Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------
Para, Edward. . . . . . . . .    270,000       .16  Demand & Piggy-Back - Subject to underwriter restriction
-----------------------------  ---------  --------  --------------------------------------------------------




Pursuant  to  an  Amended  and  Restated Secured Convertible Term Note, dated as
                                                                      ==========
ofNovember 30, 2004 (the "Note"), payable by the Company to Laurus Master Fund, Ltd. ("Laurus"), the Company increased the aggregate principal amount of the Secured Convertible Term Note, dated as of June 17, 2004, payable by the Company to Laurus from $3,000,000 to $4,000,000. However, pursuant toa Payoff Letter between the Company and Laurus, the Company has agreed to pay all amounts due and owing under the Note and Laurus has agreed not to convert such Note. In connection with the amendments described above, the Company issued to Laurus a Common Stock Purchase Warrant to purchase up to 650,000 shares of the Company's Class A Voting Common Stock.
On May 1, 2003, the Company issued to J&J Winn Family Limited Partnership a Promissory Note in the principal amount of $1,300,000 with interest accruing at 10% per annum, payable monthly. On March 15, 2004, the term of the note was extended to December 1, 2005. The Company has agreed to issue 5,000,000 shares of the Company's Class A Common Stock in the event there is an event of default on the note. In connection with the loan, the Company issued to J&J Winn Family Limited Partnership warrants to purchase 1,300,000 shares of the Company's Class B Common Stock at an exercise price of $0.10 per share.
On August 1, 2003, the Company issued to J&J Winn Family Limited Partnership a Promissory Note in the principal amount of $200,000 with interest accruing at 18% per annum, payable monthly. On March 15, 2004, the term of the note was extended to February 1, 2006. The Company has agreed to issue 5,000,000 shares of the Company's Class A Common Stock in the event there is an event of default on the note. In connection with the loan, the Company issued to J&J Winn Family Limited Partnership warrants to purchase 1,000,000 shares of the Company's Class B Common Stock at an exercise price of $0.027 per share.

                                                                    SCHEDULE 4.5
                                                                             ===
                                    CONSENTS
                                    --------
Pursuant to a Securities Purchase Agreement, dated June 17, 2004, betweenLaurus and the Company, the Company must obtain consent from Laurus prior to incurring any indebtedness and Laurus has a right of first negotiation with respect to transactions of the nature contemplated by the Transaction Documents. However, pursuant toa Payoff Letter between the Company and Laurus, Laurus has agreed to waive these rights and obligations.

                                                                     SCHEDULE4.8
                                                                     ========
                           NO MATERIAL ADVERSE CHANGE
                           --------------------------
As required by the certain agreements with Laurus, certain post effective amendments to the Company's registrations on form SB2 necessary to keep such statement current have not been filed. Failure to maintain an effective registration statement covering the registrable securities constitutes a breach under the agreement and triggers certain cross-default provisions in the Company's other agreements with Laurus. However, pursuant to a Payoff Letter between the Company and Laurus, Laurus has agreed to waive its rights against the Company in connection with this breach and granted the Company additional time to complete the necessary registrations. In consideration therefore, the Company has agreed to pay in full the amounts due and owing under a Note payable to Laurus, which amount includes all principal, interest, fees, costs, redemption costs, expenses and liquidated damages due and owing by the Company under its agreements with Laurus.
Pursuant to an Investment Agreement and a Registration Rights Agreement, each dated August 5, 2003, between the Company and Dutchess Private Equities Fund L.P., the Company is required to maintain a current registration covering certain shares of its Common Stock issued or issuable to Dutchess pursuant to the Investment Agreement. The Investment Agreement also granted to Dutchess a right of first refusal with respect to certain issuances of the Company's Common Stock during a period ending around October 1, 2004. Certain post effective amendments to the registration statement necessary to keep the registration statement current have not been filed. In addition, the Company may have entered into certain transactions prior to October 1, 2004 that would have been subject to the right of first refusal provision of the Investment Agreement. Dutchess has waived all its rights under both the Registration Rights Agreement and the Investment Agreement with respect to any violation of the aforementioned provisions up to and including July 8, 2005. Dutchess has also granted the Company additional time to complete the necessary registrations.

                                                                   SCHEDULE 4.10
                    NO CONFLICT, BREACH, VIOLATION OR DEFAULT
                    -----------------------------------------

See disclosure regarding agreements between the Company and Laurus and between the Company and Dutchess.

                                                                   SCHEDULE 4.11
                                   TAX MATTERS
                                   -----------
None.

                                                                   SCHEDULE 4.12
                               TITLE TO PROPERTIES
                               -------------------
Laurus Master Fund, Ltd. has a continuing security interest in all of the assets of LocatePLUS Holdings Corporation and its subsidiaries until such time as the balance of its note is paid in full. Pursuant toa Payoff Letter between the
                                           ==========
Company and Laurus, the Company has agreed to pay all amounts due and owing under the Note promptly following the Closing.
Pursuant to a Lease Agreement with Cummings Properties Management, Inc. ("Cummings"), dated July 11, 1997, as amended, Cummings has a security interest in all property of the Company located in the leased premises to secure the payment of rent, the cost of leasehold improvements, and the performance of any other obligations of the Company under this lease.
The Company has purchased equipment under various leasing arrangements. Title to the leased equipment still resides with the leasing companies. It is anticipated that the majority of leased equipment will be purchased at the end of the lease term. Until the end of lease purchase has taken place, title to the equipment is still held by the leasing companies. The following leasing companies have a security interest in equipment that has been leased to the company.
-     Schneider  Leasing  Company
-     Boston  Financial  and  Equity  Corporation
-     NEXL  Financial  Services,  Inc.
-     Dell  Financial  Services

                                                                   SCHEDULE 4.14
                                  LABOR MATTERS
                                  -------------
None.

                                                                   SCHEDULE 4.17
                                   LITIGATION
                                   ----------
None.

                                                                   SCHEDULE 4.18
                              FINANCIAL STATEMENTS
                              --------------------
None.
=====

                                                                   SCHEDULE 4.20
                               BROKERS AND FINDERS
                               -------------------
Pursuant  to  an  agreement  between  the  Company  and Laidlaw & Co. (UK), Ltd.
("Laidlaw"),  Laidlaw  will  be  entitled  to  the  following:
- a financing fee equal to nine (9%) percent of the total consideration paid or payable in connection with the transactions contemplated by this Agreement;
- 6% warrant coverage on any equity or debt securities issued pursuant to the Agreement; and
- Payment by the Company of fees and expenses of legal counsel not to exceed $30,000.

                                                                   SCHEDULE 4.25
                          TRANSACTIONS WITH AFFILIATES
                          ----------------------------
None.
=====